EXHIBIT 10.2

EXECUTION VERSION

SECOND AMENDMENT TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT

This SECOND AMENDMENT TO LETTER OF CREDIT REIMBURSEMENT AGREEMENT (this “Second Amendment”) is entered into as of July 13, 2017, between Dynegy Inc., a Delaware corporation, as account party (the “Account Party”) and Macquarie Bank Limited, a bank incorporated under the laws of Australia, as issuing bank and lender (“MBL”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the LC Reimbursement Agreement referred to below (as amended hereby). The Account Party and MBL are sometimes referred to herein collectively as the “Parties” and each individually as a “Party.”

RECITALS
WHEREAS, the Account Party and MBL, as “Lender” and as “Issuing Bank,” are parties to that certain Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 (as amended, modified or supplemented from time to time, the “LC Reimbursement Agreement”);
WHEREAS, MBL, in its capacities as the Lender and the Issuing Bank under the LC Reimbursement Agreement, has agreed to extend the Expiry Date of the Letter of Credit as provided herein in accordance with Section 3.1 of the LC Reimbursement Agreement;
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
SECTION 1. Amendment to LC Reimbursement Agreement. Effective as of the Second Amendment Effective Date, Section 1.1 of the LC Reimbursement Agreement is hereby amended by deleting the definition of “Expiry Date” and replacing it with the following:
“5:00 p.m. New York City time on September 19, 2018.”
SECTION 2. Reference To And Effect Upon The Credit Agreement.
(a)    From and after the Second Amendment Effective Date, (i) the term “Agreement” in the LC Reimbursement Agreement, and all references to the LC Reimbursement Agreement in any other Credit Document, shall mean the LC Reimbursement Agreement as modified by the First Amendment to Letter of Credit Reimbursement Agreement dated August 10, 2016 and this Second Amendment, and (ii) this Second Amendment shall constitute a Credit Document for all purposes of the LC Reimbursement Agreement and the other Credit Documents.
(b)    Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Documents are herein ratified and confirmed and shall remain in full force and effect.
(c)    The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver or relinquishment of any right, power or remedy of the Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. MBL, in its capacities as the Lender and the Issuing Bank hereby expressly reserves all of its rights, remedies and claims under the Credit Documents.

SECTION 3.     Effectiveness.    This Second Amendment shall become effective on the first date (the “Second Amendment Effective Date”) on which each of the following has occurred:
(a)    Execution of Counterparts. The Lender shall have received counterparts of this Second Amendment duly executed by each of the Parties hereto.
(b)    Officer’s Certificate. Lender shall have received a certificate, dated the Second Amendment Effective Date and signed by an officer of the Account Party, certifying compliance with Section 4 hereof and that as of the Second Amendment Effective Date, and after giving effect to the Second Amendment, no Default or Event of Default has occurred and is continuing.

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EXHIBIT 10.2

(c)    Payment of Expenses. The Lender shall have received reimbursement of all reasonable and documented out-of-pocket expenses (including the reasonable fees, disbursements and other charges of Bracewell LLP as counsel to the Lender) invoiced at least one Business Day prior to the Second Amendment Effective Date and payable by the Account Party in accordance with the terms of the LC Reimbursement Agreement in connection with the transactions contemplated herein.
SECTION 4.     Representations and Warranties. By its execution below, the Account Party hereby represents and warrants that:
(a)    As of the Second Amendment Effective Date, each of the representations and warranties contained in Article VI of the LC Reimbursement Agreement and each other Credit Document are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to this Second Amendment, as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; provided that to the extent such representation and warranty is qualified as to materiality, such representation and warranty is true and correct in all respects; provided, however, for purposes of this Second Amendment, the representations and warranties contained in Article VI of the LC Reimbursement Agreement are modified as follows:

i.	The reference to the phrase “Effective Date” in clause (e) and clause (f) of such Article shall mean the “Second Amendment Effective Date”;

ii.	The reference to “December 31, 2013” in clause (f) of such Article shall mean “December 31, 2016” and the reference to “March 31, 2014” in such clause (f) shall mean “March 31, 2017”; and

iii.	The reference to “December 31, 2013” in clause (g) of such Article shall mean “December 31, 2017.”
(b)    As of the Second Amendment Effective Date, the Security Documents remain in full force and effect and such Security Documents cover all Obligations, after giving effect to this Second Amendment.
(c)    As of the Second Amendment Effective Date, and after giving effect to the Second Amendment, no breach or default under any of the Guaranteed Contracts has occurred and is continuing which would entitle the Beneficiary to make a Demand for Payment (as defined in the Letter of Credit).
(d)    The execution, delivery and performance of this Second Amendment are within the Account Party’s corporate powers and have been duly authorized by all necessary corporate action.
(e)    This Second Amendment has been duly executed and delivered by the Account Party and constitutes a legal, valid and binding obligation of the Account Party, enforceable against the Account Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 5.     Counterparts, Etc. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any Party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such Party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.
SECTION 6.     Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, enforced and construed and interpreted in accordance with the law of the State of New York.

[Signature Pages to follow]

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IN WITNESS WHEREOF, this Second Amendment has been executed by the Parties hereto as of the date first written above.

DYNEGY INC., as Account Party

By:	/s/ Kimberly Peck Name: Kimberly Peck Title: Assistant Treasurer

Signature Page to Second Amendment to Dynegy LC Reimbursement Agreement

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MACQUARIE BANK LIMITED, as Lender and as Issuing Bank

By:	/s/ Robert Trevena Name: Robert Trevena Title: Division Director

By:	/s/ Nathan Booker Name: Nathan Booker Title: Division Director

Signature Page to Second Amendment to Dynegy LC Reimbursement Agreement

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